SUPPLEMENT TO:
Calvert Equity and Asset Allocation Funds Prospectus (Class A, B, C and Y)
dated January 31, 2015
Calvert Equity and Asset Allocation Funds Prospectus (Class I)
dated January 31, 2015
Calvert Income Funds Prospectus (Class A, B, C and Y)
dated January 31, 2015
Calvert Income Funds Prospectus (Class I)
dated January 31, 2015
Calvert Income Funds Prospectus (Class R)
dated January 31, 2015
Calvert Equity Funds Prospectus (Class A, C and Y)
dated April 30, 2015
Calvert Unconstrained Bond Fund Prospectus (Class A, C and Y)
dated April 30, 2015
Calvert Unconstrained Bond Fund Prospectus (Class I)
dated April 30, 2015
Calvert Tax-Free Bond Fund Prospectus
dated April 30, 2015
Calvert Variable Products Prospectus (Calvert VP SRI Portfolios)
dated April 30, 2015
Calvert Variable Products Prospectus Class F (Calvert VP SRI Balanced Portfolio)
dated April 30, 2015
Date of Supplement: July 31, 2015
IMPORTANT PRELIMINARY NOTICE REGARDING RESPONSIBLE INVESTMENT
The Boards of Trustees/Directors for the Calvert Funds have approved the adoption of the Calvert Principles for Responsible Investment (the “Principles”) for all Calvert Funds. Implementation of the Principles will occur on a rolling basis across all Calvert Funds. The Principles will replace all current Prospectus language describing Calvert’s approach to sustainable and socially responsible investing.
The Principles are the over-arching framework through which Calvert Investments evaluates corporations for investment, and the Principles guide our stewardship with companies on behalf of clients through active engagement. In conjunction with financial analysis, the Principles are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.

Calvert Principles for Responsible Investment
We believe that most corporations deliver a net benefit to society, through their products and services, creation of jobs and the sum of their behaviors. As a responsible investor, Calvert seeks to invest in companies that provide positive leadership in the areas of their business operations and overall activities that are material to improving societal outcomes, including those that will affect future generations.
Calvert seeks to invest in companies that balance the needs of financial and non-financial stakeholders and demonstrate a commitment to the global commons as well as to the rights of individuals and communities.
Calvert’s passive indices seek to include companies based on the following Principles. Calvert's active investment strategies give priority to the Principles and seek superior risk adjusted financial returns relative to market benchmarks.
Our stewardship on behalf of our clients extends to active engagement with companies held in our portfolios consistent with our proxy voting guidelines.
Advance Environmental Sustainability and Resource Efficiency

•	Reduce the negative impact of business operations on the environment

•	Manage water scarcity and ensure efficient and equitable access to clean sources

•	Mitigate impact on all types of natural capital

•	Diminish climate-related risks and reduce their carbon emissions

•	Drive sustainability innovation and resource efficiency through business operations and products and services
Contribute to Equitable Societies and Respect Human Rights

•	Respect consumers by marketing products and services in a fair and ethical manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data

•	Respect human rights, respect culture and tradition in local communities and economies and respect Indigenous Peoples’ Rights

•	Promote diversity and gender equity across workplaces, marketplaces and communities

•	Demonstrate a commitment to employees by ensuring development, communication, appropriate economic opportunity and decent workplace standards

•	Save lives by guaranteeing product safety while promoting public health
Accountable Governance and Build Transparency

•	Provide responsible stewardship of capital in shareholders’ best interests

•	Exhibit accountable governance and develop effective boards that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity

•	Integrate environmental and social risks, impacts and performance in material financial disclosures in order to inform shareholders, benefit stakeholders and contribute to company strategy

•	Lift ethical standards in all operations, including in dealings with customers, regulators and business partners

•	Demonstrate transparency and accountability in addressing adverse events and controversies while minimizing risks and building trust

Calvert’s commitment to these Principles signifies continuing focus on companies with superior corporate responsibility and sustainability. The application of the Principles generally precludes investments in companies that:

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Demonstrate poor environmental performance or compliance records, contribute significantly to local or global environmental problems, or include risks related to the operation of nuclear power facilities.

•	Are the subjects of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

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Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•	Demonstrate poor corporate governance or engage in harmful or unethical business practices.

•	Manufacture tobacco products.

•	Have significant and direct involvement in the manufacture of alcoholic beverages or gambling operations.

•	Manufacture or sell firearms and/or ammunition.

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Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the U.N. Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

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Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.